UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2017

SELECT ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 North I-35, P.O. Box 1715

Gainesville, Texas 76241

(Address of Principal Executive Offices)

(940) 668-0259

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry into a Material Definitive Agreement.

On June 13, 2017, SES Holdings, LLC (“SES Holdings”), a subsidiary of Select Energy Services, Inc. (the “Company”), Select Energy Services, LLC, a subsidiary of SES Holdings (the “Borrower”), each of the guarantors party thereto (the “Guarantors”), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the other lenders party thereto entered into the Waiver and Amendment No. 16 to Amended and Restated Credit Agreement (the “Sixteenth Amendment”). The Sixteenth Amendment amends the Amended and Restated Credit Agreement, dated as of May 3, 2011 (as previously amended and as further amended by the Sixteenth Amendment, the “Credit Agreement”), by and among SES Holdings, the Borrower, the Guarantors, the Administrative Agent, and the other agents and lenders party thereto.

The Sixteenth Amendment, among other things, modifies the terms of the Credit Agreement to remove the requirement that businesses or assets acquired by the Borrower or any Guarantor meet a positive EBITDA test (the “Positive EBITDA Test”) for such acquisition to be a Permitted Acquisition as defined in and under the Credit Agreement. In addition, the Sixteenth Amendment provides a waiver of any existing defaults resulting from an acquisition previously consummated by the Borrower that was not in compliance with the Positive EBITDA Test.

The Administrative Agent, the other lenders party to the Credit Agreement, and their respective affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company and its affiliates in the ordinary course of business for which they have received and would receive customary compensation. In addition, in the ordinary course of their various business activities, such parties and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investments and securities activities may involve the Company’s securities and/or instruments.

The foregoing description of the Sixteenth Amendment is qualified in its entirety by reference to the Sixteenth Amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Waiver and Amendment No. 16 to Amended and Restated Revolving Credit Agreement, dated June 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2017

SELECT ENERGY SERVICES, INC.

By:	/s/ Gary Gillette
Gary Gillette
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Waiver and Amendment No. 16 to Amended and Restated Revolving Credit Agreement, dated June 13, 2017.